AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                  SHADY GROVE REPRODUCTIVE SCIENCE CENTER, P.C.



         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT ("Amendment No. 3") is dated September 1, 1999 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577("IntegraMed") and Shady Grove Reproductive Science Center, P.C., a Maryland professional corporation, having a place of business at 15001 Shady Grove Road, Suite 400, Rockville, Maryland 20850 ("Shady Grove").

                                    RECITALS:

         WHEREAS, Shady Grove (formerly known as Levy, Sagoskin & Stillman, M.D., P.C.) and Shady Grove Fertility Centers, P.C. ("PC") entered into a management agreement dated March 11, 1998 pursuant to which PC agreed to provide certain management and administrative services to Shady Grove (the "Management Agreement"); and

         WHEREAS, PC changed its name to "Shady Grove Fertility Centers, Inc." ("New Shady Grove") on March 12, 1998 and IntegraMed acquired the majority of the stock of New Shady Grove on March 12, 1998 and the remaining stock of New Shady Grove on January 5, 1999; and

         WHEREAS, New Shady Grove and IntegraMed, entered into a submanagement agreement ("Submanagement Agreement"), with PC's consent, dated March 12, 1998 pursuant to which IntegraMed agreed to perform certain duties and responsibilities of New Shady Grove under the Management Agreement; and

         WHEREAS, the Management Agreement was amended by amendments dated April 16, 1998 and May 6, 1998; and

         WHEREAS, New Shady Grove, a wholly-owned subsidiary of IntegraMed, was merged into IntegraMed on March 29, 1999; and

         WHEREAS, IntegraMed and Shady Grove desire to clarify certain terms and conditions of the Management Agreement, as amended.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, IntegraMed and Shady Grove agree as follows:

         1. As a result of the merger of New Shady Grove, a wholly-owned subsidiary of IntegraMed, into IntegraMed effective March 29, 1999, all the rights and obligations of New Shady Grove under the Management Agreement inured to the benefit of IntegraMed, as successor-in-interest, and the Submanagement Agreement terminated by operation of law.

         2. Sections 3.1.2 (iii) and (iv) of The Management Agreement are hereby deleted and the following are hereby substituted therefor, retroactive to March 12, 1998:

                  "(iii) to receive payments from insurance companies, prepayments received from health care plans and all other third-party payors, and patient deposits (for purposes of this Agreement patient deposits shall mean any payment in the form of cash, note, check, money order or other instrument received from a patient in advance of services being rendered to the patient which collectively shall be hereinafter referred to as "Patient Deposits"); (iv) to take possession of and endorse in the name of PC (and/or in the name of any Physician Employee or Other Professional Employee rendering Infertility Services to patients of PC) any Patient Deposits and notes, checks, money orders, and other instruments received in payment of Receivables;"

             3. The Management Agreement is hereby amended to add the following new Section 7.2.3 to Article 7, retroactive to March 12, 1998:

                  "7.2.3 On or before the 15th business day of each month, Management Company shall reconcile all shared risk receipts and Patient Deposits, as herein defined, of PC arising during the previous calendar month and PC hereby pays, transfers and assigns to Management Company, and Management Company hereby accepts from PC, all Patient Deposits hereafter owned by or arising in favor of PC during each such previous month. All Patient Deposits shall be paid to Management Company, in consideration of management services in accordance with this
                  Article 7, subject to refund to PC in the event the applicable Infertility Services for which the Patient Deposit was paid are not performed by PC.

             4. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 3 remain in full force and effect.

             5. This Amendment No. 3 may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the parties have signed this Amendment No. 3 the date first above written.


INTEGRAMED AMERICA, INC.



By:/s/Gerardo Canet
   ------------------------------
   Gerardo Canet, President & CEO




SHADY GROVE REPRODUCTIVE SCIENCE CENTER, P.C.



By:/s/Michael J. Levy
   --------------------------------
   Michael J. Levy, M.D., President